UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 1, 2006
INN OF THE MOUNTAIN GODS RESORT AND CASINO
(Exact Name of Registrant as Specified in Its Charter)

NOT APPLICABLE	333-113140	75-3158926
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
287 CARRIZO CANYON ROAD
MESCALERO, NEW MEXICO 88340
(Address of Principal Executive Offices, Including Zip Code)
(505) 464-7004
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
SIGNATURES

ITEM 8.01. OTHER EVENTS.
     The Inn of the Mountain Gods Resort and Casino (the “Registrant”) filed a 15-day automatic extension notification of its inability to timely file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended April 30, 2006, and the financial statements required to be included therein (the “Form 10-K”). The Registrant needs additional time to finalize its financial statements in order to insure accurate reporting for the year ended April 30, 2006. The Registrant expects to file the Form 10-K by August 15, 2006.
     Pursuant to a Form 8-K filed with the Securities and Exchange Commission dated July 18, 2006, we stated that we expected to make an earnings release within the next two weeks following July 18, 2006. As of the date hereof, we expect our earnings release to be on or about August 15, 2006.
     Pursuant to the rules and regulations of the Securities and Exchange Commission, the information set forth therein shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
     This Form 8-K contains statements that are “forward looking statements” under the Federal securities laws. These forward–looking statements include statements regarding our expectations, beliefs, or intentions about the future, and are based on information available to us at this time. We assume no obligation to update any of these statements and specifically decline any obligation to update or correct any forward–looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Actual results could vary materially from our expectations. Factors that could cause actual results to vary materially include, but are not limited to: component quality and availability, transition to new products, changes in business conditions, changes in the company’s sales strategy, competition in the storage management engineering services marketplace, competitive pricing pressures, continued market acceptance of the company’s products, delays in the development of new technology, changes in customer buying patterns, one–time events and other important factors disclosed previously and from time to time in our filings at the SEC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 1, 2006	Inn of the Mountain Gods Resort and Casino

By: /s/ Brian D. Parrish

	Name:	Brian D. Parrish
	Its:	Chief Operating Officer